MATINAS BIOPHARMA

Corporate Presentation

January 2024

www.matinasbiopharma.com
NYSE American: MTNB

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

Matinas Investment Thesis: LNC Delivery <u>Unlocks</u> Therapeutic Value

Lipid Nanocrystals (LNCs)



- Intracellular delivery
- Oral administration
- Less toxicity
- Targeting <u>beyond</u> the liver

MAT2203

Clinical Validation of LNC Capabilities

Pipeline Products and Opportunities

- <u>Oral</u> Amphotericin B - <u>without</u> nephrotoxicity
- Phase 3–ready (Invasive Aspergillosis in ~198 patients with limited or no treatment options)
- Provides effective longer-term fungicidal stepdown therapy for Invasive Fungal Infections
- 12 years of exclusivity* *QIDP and Orphan designations

- Current efforts expanding LNC application beyond small molecules to include delivery of smaller oligonucleotides (ASOs, siRNA, RNAi)
- Expanding primary therapeutic applications from infectious disease (antifungal, antibiotic, antiviral) to <u>***inflammation***</u> and <u>***cancer***</u>

Lipid Nanocrystals (LNCs): A Clinically Validated Intracellular Delivery Platform



Ca^{2+} ions
Phosphatidyl-serine bilayer
Hydrophobic drug
Phosphatidylserine
Stable, phospholipid-calcium crystalline nanocrystals
50-500 nm

Delivery of small molecules and small oligonucleotides

- Successful delivery of small molecules, proteins, small oligonucleotides (siRNA, ASOs), and vaccines

Extra-hepatic targeting

- Selective uptake driven by phosphatidylserine enables delivery in infection, inflammation, oncology
- Validated Blood-Brain-Barrier penetration (MAT2203)

Oral delivery

- Unique structure protects cargo in GI tract, avoids first-pass hepatic metabolism

Safe & stable

- Deliver high-target tissue concentrations of drug with low plasma levels and no absorption by non-target tissues
- No evidence of immunogenicity or cytotoxicity

Phosphatidylserine Enables Cellular Targeting and Intracellular Delivery

Targeting

Stressed Cells Externalize PS

Normally, PS is confined to the inner layer (facing cytosol)

With injury, PS moves from the inner layer to the outer layer of the cell membrane



CELL MEMBRANE
CYTOSOL
Infection
Inflammation
Injury
Oncogenesis
CELL MEMBRANE
CYTOSOL

PHOSPHATIDYLSERINE (PS)

With a wide variety of potential target cells

PROFESSIONAL PHAGOCYTES

- Macrophages/ monocytes
- Neutrophils
- Dendritic cells

NON-PROFESSIONAL PHAGOCYTES

- Fibroblasts, epithelial cells, endothelial cells

INJURED/STRESSED CELLS

- Infection
- Inflammation
- Other physiologic stressors

TUMOR CELLS

IMMUNE CELLS

- T-cells

OTHER ACTIVELY DIVIDING CELLS (including extracellular pathogens)

Delivery

PS-containing LNCs deliver their cargo to the interior of cells by both phagocytosis and fusion

PHAGOCYTOSIS

PS on the outer layer of injured cells is an "eat-me" signal enabling recognition and uptake by professional phagocytes. Cargo-carrying LNCs can be taken up in a similar fashion, with subsequent endosomal escape of cargo.



Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

FUSION

PS on the outer cell membrane is also a precursor for direct membrane-to-membrane fusion and more rapid direct cytosolic delivery by cargo-carrying LNCs to cells expressing PS on their outer membranes.



Nanocochleates
Nanocochleate
Cell membrane
Cytoplasm
Drug (e.g., siRNA)
Nucleus
Cell
Fusion of nanocochleate with cell membrane

MATINAS BIOPHARMA

MAT2203
Oral Amphotericin B

Clinical Validation of LNC Delivery



The Growing Threat of Invasive Fungal Infections (IFIs)

WIRED

The Battle Against the Fungal Apocalypse Is Just Beginning

Fungal infections are rising worldwide and climate change may be to blame. Medicine isn't ready.



Nature Reviews Microbiology **2022**

Tackling the emerging threat of antifungal resistance to human health

Matthew C. Fisher, Ana Alastruey-Izquierdo, Judith Berman, Tihana Bicanic, Elaine M. Bignell, Paul Bowyer, Michael Bromley, Roger Brüggemann, Gary Garber, Oliver A. Cornely, Sarah. J. Gurr, Thomas S. Harrison, Ed Kuijper, Johanna Rhodes, Donald C. Sheppard, Adilia Warris, P. Lewis White, Jianping Xu, Bas Zwaan and Paul E. Verweij

Abstract | Invasive fungal infections pose an important threat to public health and are an under-recognized component of antimicrobial resistance, an emerging crisis worldwide. Across a period of profound global environmental change and expanding at-risk populations, human-infecting pathogenic fungi are evolving resistance to all licensed systemic antifungal drugs. In this Review, we highlight the main mechanisms of antifungal resistance and explore the similarities and differences between bacterial and fungal resistance to antimicrobial control. We discuss the research and innovation topics that are needed for risk reduction strategies aimed at minimizing the emergence of resistance in pathogenic fungi. These topics include links between the environment and One Health, surveillance, diagnostics, routes of transmission, novel therapeutics and methods to mitigate hotspots for fungal adaptation. We emphasize the global efforts required to steward our existing antifungal armamentarium, and to direct the research and development of future therapies and interventions.

New York Times

Fungus Immune to Drugs Secretly Sweeps the Globe

Mysterious Bug Adds Alarming Dimension to Dangers of Overusing Medicines



Wall Street Journal

SCIENCE

Dangerous Fungi Are Spreading Across U.S. as Temperatures Rise

Some fungi such as the type that causes Valley Fever might be adapting to endure more heat stress

By Dominique Mosbergen

Feb. 1, 2023 10:00 am ET



WHO fungal priority pathogens list to guide research, development and public health action

World Health Organization

Scientific American



Deadly Fungi Are the Newest Emerging Microbe Threat All Over the World



BLIGHT
FUNGI
Emily Monosson

Wall Street Journal

Deadly Fungal Infections Confound Doctors—'It's Going to Get Worse'

Once a freak occurrence, fungi resistant to standard drugs now threaten millions of vulnerable Americans

By Dominique Mosbergen

NBC Nightly News



DEADLY FUNGUS SPREADING IN U.S.

MATINAS BIOPHARMA

MAT2203: Unlocking the Full Potential of Amphotericin B

Innate Amphotericin B Characteristics	−	IV Amphotericin B Limitations	=	Unlocked Potential
POTENT – broad-spectrum fungicidal		Only available through IV administration		Available systemically and orally (crosses BBB following oral administration)
Minimal drug-drug interactions		Significant toxicity and side effects		Well-tolerated and safe
Low propensity for resistance		High systemic exposure distributed throughout the body		Delivered directly into infected tissues
Active against susceptible and emerging drug-resistant fungal infections		Must be administered in hospital, increasing costs		Cost-effective with potential for significant health economic benefits

MAT2203 is a promising potential therapeutic option
for the treatment of MULTIPLE serious and life-threatening fungal infections

MATINAS BIOPHARMA

EnAct: Phase 2 Clinical Validation of Safety and Efficacy

EnACT Clinical Data in Cryptococcal Meningitis
Validates the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity

Exceeded the primary endpoint threshold

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

(primary endpoint threshold was 0.20)

All patients completing induction achieved CSF sterility

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

No breakthrough Infections

- Over 10 weeks, patients showed no breakthrough infections post-MAT2203 treatment

Survival at Day 30

- 98% for patients receiving MAT2203
- 88% for patients receiving IV AMPB (SOC)

MAT2203 was safe and well-tolerated over 6 weeks of treatment

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

MATINAS BIOPHARMA

Results of EnACT Published in Highly-Regarded Peer-Reviewed Journal

Clinical Infectious Diseases

MAJOR ARTICLE

IDSA Infectious Diseases Society of America hivma hiv medicine association OXFORD

Oral Lipid Nanocrystal Amphotericin B for Cryptococcal Meningitis: A Randomized Clinical Trial

David R. Boulware,[1,a] Mucunguzi Atukunda,[2,a] Enock Kagimu,[2] Abdu K. Musubire,[2] Andrew Akampurira,[2] Lillian Tugume,[2] Kenneth Ssebambulidde,[2,3] John Kasibante,[2] Laura Nsangi,[2] Timothy Mugabi,[2] Jane Gakuru,[2] Sarah Kimuda,[2] Derrick Kasozi,[2] Suzan Namombwe,[2] Isaac Turyasingura,[2] Morris K. Rutakingirwa,[2] Edward Mpoza,[2] Enos Kigozi,[4] Conrad Muzoora,[4] Jayne Ellis,[2] Caleb P. Skipper,[1] Theresa Matkovits,[5] Peter R. Williamson,[3] Darlisha A. Williams,[1] Ann Fieberg,[6] Kathy H. Hullsiek,[6] Mahsa Abassi,[1] Biyue Dai,[6] and David B. Meya[1,2]

[1]Department of Medicine, University of Minnesota, Minneapolis, Minnesota, USA; [2]Infectious Diseases Institute, Makerere University, Kampala, Uganda; [3]Laboratory of Clinical Immunology and Microbiology, National Institute of Allergy and Infectious Diseases, National Institutes of Health, Bethesda, Maryland, USA; [4]Department of Medicine, Mbarara University of Science and Technology, Mbarara, Uganda; [5]Matinas Biopharma Nanotechnologies, Bedminster, New Jersey, USA; and [6]Division of Biostatistics, School of Public Health, University of Minnesota, Minneapolis, Minnesota, USA

MAT2203 Expanded Access Program – Targeted Treatment of IFIs Throughout the Body



Sinus
Mucor nidicola
Pansinusitis
Lung
Aspergillus calidoustus
Pulmonary aspergillosis
Probable fusarium species
Fusarium pneumonia
Skin
Prototheca wickerhamii
Fusarium falciforme
Skin infection
Skin graft
Fusarium species
Wound infection
Brain
Cryptococcus and Fusarium
Meningitis
[probable coccidioidomycoses]
Meningitis
Histoplasma
Disseminated Histoplasmosis with CNS involvement
Bladder
Candida krusei
Hemorrhagic cystitis
Bone
Rhodotorula mucilaginosa
Osteomyelitis

MATINAS BIOPHARMA

MAT2203 Expanded Access/Compassionate Use Program

Demonstrated Efficacy in Treatment of Patients with Limited Treatment Options

- 14 patients with no other treatment options are currently receiving or have completed treatment with MAT2203
  - Notable Healthcare Institutions: NIH, University of Michigan, Johns Hopkins, City of Hope, Nationwide Children's Hospital, Vanderbilt University Medical Center, Children's Hospital of Philadelphia
- Patients were not responding/resistant to, or unable to receive, azole therapy
- Patients were switched to treatment with IV Amphotericin B with clinical response but unable to tolerate treatment due renal toxicity
  - All patients hospitalized to monitor/manage renal safety and most received IV electrolyte supplementation
- Following oral MAT2203 initiation, patients were discharged to continue treatment at home
- Renal toxicity reversed and renal function returned to baseline
- All patients who received at least two weeks or more of treatment had positive clinical outcomes with significant success stories of full recovery in majority of patients

Compassionate Use - *Recovery from IV Amphotericin B Kidney Toxicity with MAT2203*

A 38 y/o female with systemic lupus erythematosus on chronic hydroxychloroquine and prednisone presented with a progressively enlarging wound on her left foot.



05/2022:
Initial admission
07/2022:
Patient admitted twice for dysgeusia, nausea, vomiting, hypoK, hypoMg
11/2023:
MR foot without signs of active osteomyelitis
04/2023:
Patient remains without signs of infection
06/2022
08/2022
01/2023
IV Ampho-B
Oral MAT2203
L achilles tendon debridement
L partial calcanectomy; Bone biopsy
Culture – Rhodotorula mucilaginosa
Creatinine stabilized
Creatinine (mg/dL)
Date
Potassium stabilized
K+repletion
Potassium (mmol/L)
Date

MATINAS BIOPHARMA

High Unmet Medical Need in Treatment of Invasive Aspergillosis (IA)

- Invasive aspergillosis (IA) is a serious and life-threatening invasive fungal infection that occurs primarily in severely immunocompromised patients with hematological malignancies and transplant recipients
  - ~15,000 new cases per year in the U.S. alone
  - WHO, CDC, and FDA consider IA a ***critical priority*** and a global public health concern
- IDSA Guidelines recommend treatment with mold-active azoles as first-line treatment for 6-12 weeks
  - Azole use requires significant expertise to manage toxicities and significant drug-drug interactions that often limits duration of use
  - Resistance to azoles has been increasing globally
  - Recently, cases of breakthrough IA have been reported in patients receiving antifungal prophylaxis
    - Failures attributed to non-compliance, poor absorption, DDIs, or infection with a drug-resistant Aspergillus species
- Patients suffering from IA with little or no treatment options among the highest unmet medical need with approximately 3,000-5,000 cases per year (U.S. only)
  - Rare disease/orphan commercial opportunity

**** Phase 3 trial dependent on securing partnership(s) or non-dilutive government funds***

MATINAS BIOPHARMA

MAT2203 Regulatory and Development Strategy

- Near-term development strategy refined to narrow initial target indication: treatment of invasive aspergillosis in patients with limited treatment options (azole-intolerant, azole-resistant, or not effectively managed with an azole)
  - Potential registration through leveraging LPAD pathway
  - Other regulatory designations protected and maintained (QIDP, ODD, Fast-Track, potential for Breakthrough Therapy)
- Received written preliminary feedback from FDA on potential composite superiority endpoint and overall study design in late December 2023
  - Feedback moves Company closer to alignment with FDA
  - Meeting to discuss and finalize protocol in process of being scheduled for early Q1
- Preparations underway with global CRO in preparation for Phase 3 study implementation
- Development and commercial partnership discussions remain ongoing

Proposed Phase 3 Study Design in Invasive Aspergillosis (IA)

- To demonstrate that initial treatment with IV LAMB followed by step-down to oral MAT2203 is <u>superior</u> to IV LAMB followed by SoC treatment in adult patients with Invasive Aspergillosis (IA) who are unable to receive treatment with a mold-active azole and have limited alternative treatment options
- Patients will be randomized 2:1 to receive either oral MAT2203 (Experimental Arm) or continued IV LAMB followed by Standard of Care (Comparator Arm)



IA INITIAL TREATMENT
Randomize (2:1)
"STEP-DOWN" TREATMENT
Experimental Arm n=132
MAT2203 (1200 mg/day)
IV LAMB
n=~198
Comparator Arm n=66
SoC
0
UP TO 10 DAYS
WEEK 12

Treatment of IA in patients with LIMITED TREATMENT OPTIONS
- Fungal pathogen not susceptible to azoles
- Risk for toxicity or drug-drug interactions with azoles
- Other clinical contraindications for azole use

PRIMARY COMPOSITE ENDPOINT
- Survival to Day 42
- DRC-adjudicated complete or partial global response at Day 42 or EOT if earlier
- Completed study treatment with no discontinuations (or changes in dosing) due to treatment-related AEs or lack of efficacy

SECONDARY ENDPOINTS
- Overall response to treatment
- All-cause mortality at 42 and 84 days
- Safety and tolerability
- Pharmacoeconomic impact

MATINAS BIOPHARMA

MAT2203 Value Proposition

AMPHOTERICIN B + ORAL ADMINISTRATION + LACK OF NEPHROTOXICITY = **Safe, long-term oral step-down Tx with a potent fungicidal agent**

LIFE CYCLE MANAGEMENT

Phase 2
Cryptococcal Meningitis
(Proof of Concept)

Phase 3
Invasive Aspergillosis
Oral step-down therapy
(Limited- or no-treatment Option Patients)

LCM
- Treatment of Other IFIs
- Prophylaxis

VALUE →

Near-Term Development Strategy:

Focused strategy on Phase 3 registration trial in Invasive Aspergillosis in patients with limited or no treatment options under the Limited Population Pathway for Antifungal Drugs (LPAD)*

* NDA review issue

LNCs Beyond MAT2203

Efficient and Safe Delivery of Small Oligos



LNC Therapeutic Cargo Experience to Date

In Vivo Animal Studies

	Animal model	Cargo
Infection	Cystic fibrosis mouse model	Amikacin
	BALB/c mouse flu model	ASO
		Flu protein
		siRNA
	[Multiple mouse fungal models]	Amphotericin- B
	Pneumocystis mouse model	Atovaquone
	Mouse SARS-CoV-2 model	Remdesivir
Inflammation	Rat footpad inflammation model	NSAID
	GvHD mouse model	ST1959
	LPS mouse model	RNAi
	Psoriasis (IMQ) mouse model*	RNAi
	DSS colitis mouse model*	RNAi
Oncology	Lymphocytic leukemia mouse model	ASO
	Syngeneic mouse melanoma model*	Docetaxel

Human Clinical Trials

Indication	Cargo
Mucocutaneous candidiasis Job's syndrome, NIH	Amphotericin - B
Vulvovaginal Candidiasis (VVC) Phase 2	Amphotericin - B
HIV / cryptococcal meningitis, Phase 2	Amphotericin - B

* new

* new

* new

MATINAS BIOPHARMA

Unlocking the Full Potential of the LNC Platform

Matinas is working internally and with third parties to broaden its pipeline of LNC-based therapeutics

PROVEN

Oral Formulations of Anti-Infectives
- MAT2203
- Remdesivir
- MAT2501

Oral Formulations of Chemotherapeutics
- Docetaxel

UNDER EVALUATION

Intracellular Delivery of Nucleic Acids
- siRNA
- ASO

FUTURE

Potential Therapeutic Applications

INFECTION
- Anti-infectives
- Antivirals

*INFLAMMATION
- Autoimmune diseases
- Neuro-inflammatory diseases
- Acute/chronic Inflammatory diseases

*ONCOLOGY
- Hematologic & solid tumor malignancies

* Key Areas of Focus for Internal LNC Oral Small Oligonucleotides

In vitro Tumor Cell Inhibition with LNC Docetaxel Formulations

RATIONALE AND NEXT STEPS

- LNC Docetaxel program also provides insight into tumor uptake of LNCs
  - Foundation for subsequent small oligo work
- *In vitro* results demonstrate strong LNC efficacy in inhibiting tumor cell growth
- *In vivo* studies planned in multiple tumor models


3 LNC Formulations Demonstrated Significantly Better
Tumor Cell Inhibition Than Unformulated Drug
MM-51
MM-53
MM-54
Taxol
% Inhibition
100
90
80
70
60
50
40
30
20
10
0
500
250
125
62
31
16
8
4
LNC-Docetaxel Dose (ng/well)

MCF7 breast cancer cells

MATINAS BIOPHARMA

In vivo Therapeutic Efficacy of Oral Docetaxel LNCs in a Murine Syngeneic Melanoma Model


Female C57BL/6 mice
(n = 40)
10^6 B16F10 tumor cells
Injection
Tumor growth
5 days
Day 5
Begin Rx
4 Groups
Untreated control (with tumors)
Docetaxel 0.15 mg/mouse iv on day 5 and day 10
Oral LNC-docetaxel - high dose – 0.5 mg/day 5-13
Oral LNC-docetaxel - low dose – 0.17 mg/day 5-13
Tumor volume (caliper)
Treatment
(9 Days)
Day 14
Sacrifice
Tumor weight
Hematology panel


2000
1500
1000
500
0
Tumor Volume (mm³)
Untreated
IV Docetaxel
High Dose LNC- docetaxel
Low Dose LNC- docetaxel
5
7
10
12
14
Study Day

Reductions in tumor volume and tumor weight comparable to that seen with IV docetaxel

No significant effect of daily oral docetaxel treatment on body weight or hematologic parameters

Next Steps

- Further evaluation of safety vs IV Docetaxel
- Screening of multiple tumor cells lines for LNC uptake
- Evaluation in other tumor models
- Other potential chemotherapies

MATINAS BIOPHARMA

LNC-formulated Small Oligos Show Strong Uptake in Innate Immune Cells
Support Role in Treating Inflammation



Human Ex-vivo Whole Blood Study
Percent of cells with uptake
100
80
60
40
20
0
0.3
63.1
99.9
3.8
70.8
97.5
0.2
39.9
94.5
0.0
0.3
81.6
Neutrophils
Monocytes
mDC
pDC
Time 0
3 hours
24 hours

80 ug/mL LNC
512 ng/mL Cy5-labeled siRNA cargo

Effect of Oral LNC IL-17A RNAi in a Murine Imiquimod (IMQ) Psoriasis Model

Scaling



* - p < 0.001 (Day 4-7)
Back skin scale score
Day



Day 7
Back skin scale score
Naive
IMQ
LNC 1
LNC 2
IL-17 Ab

Redness



* - p < 0.001 (Day 4-7)
Redness score
Days on Study



Day 7
Redness
Naive
IMQ
LNC 1
LNC 2
IL-17 Ab



BalbC mice (n = 50)

5 Groups

- Naïve
- IMQ only
- LNC1 | 10 µg/mouse daily (oral gavage)
- LNC2 |
- IL-17A murine Ab 1 mg/kg i.p. qod



Change in IL-17A Tissue mRNA at Day 7
(5 per group)
Fold change
47% ↓
Naive
IMQ
LNC 1
LNC 2
IL-17A Ab

[Changes in serum cytokine levels not expected in this model]

MATINAS BIOPHARMA

Effect of Oral LNC-TNFa RNAi in a Murine DSS Acute Colitis Model



Female C57BL/6 mice (n = 55)

6 Groups

- Untreated control
- DSS alone
- DSS + oral LNC 1
- DSS + oral LNC 2
- DSS + oral Scrambled LNCs
- DSS + anti-TNFa Ab — 0.167 mg/mouse on day 0, 4 and 6

(DSS + oral LNC 1, DSS + oral LNC 2, DSS + oral Scrambled LNCs: pre-Rx for 2 days, then qd 10 ug/dose)



Disease Activity Index
6
5
4
3
2
1
0
G1-DSS (3.5%)-Control
G2-LNC1+DSS
G3-LNC2+DSS
G4-Scrambled LNC+DSS
G5-anti-TNFa Ab+DSS
G6-Control (Naive)
p < 0.01 – Day 7-11
p < 0.05 – Day 10-14
p < 0.001 – Day 7-14
DSS alone vs. LNC2
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
DSS 3.5%
Day



Change in TNFa Tissue mRNA at Day 14
(5 per group)
Fold change
15
10
5
4
3
2
1
0
45%↓
Naive
DSS
LNC 1
LNC 2
SCR
TNFa Ab



Serum TNFa at Day 14
pg/ml
30
20
10
0
p = 0.014
37%↓
Naive
DSS
LNC 1
LNC 2
SCR
TNFa Ab

MATINAS BIOPHARMA

Summary of Recent Key Advances

- **Successful *in vivo* oral delivery of LNC-Docetaxel in a melanoma tumor model**
  - Reductions in tumor weight and volume comparable to those seen with IV docetaxel
  - No adverse effects on body weight or hematologic parameters
- **Successful *in vivo* oral delivery of LNC formulations of 2 different RNAi oligonucleotides targeting inflammatory cytokines**
  - Documented biological activity and therapeutic impact in two different disease models.
    - **Psoriasis (IL-17A)**
      - Reduction in tissue IL-17A mRNA levels (skin)
      - Statistically significant improvement in clinical scoring of skin lesions
    - **Colitis (TNFa)**
      - Reductions in tissue TNFa mRNA levels (colon)
      - Statistically significant reductions in serum TNFα levels
      - Statistically significant improvement in disease activity scores

These results highlight and validate the unique capabilities of the LNC platform beyond MAT2203

1) **Oral delivery**
2) **Delivery of active therapeutics (small molecule and small oligo) to diseased tissues outside the liver**
3) **Low blood levels of active drug, with potential for improved safety**

MATINAS BIOPHARMA

Expanding LNC Intellectual Property Portfolio

Continuingly increasing our patent suite to increase protection and exclusivity

MAT2203 potentially entitled to **12+ years of exclusivity** (QIDP & Orphan status)

Global Platform IP base **protection out to 2037** with 20 patents issued in last 5 years

Recent patent applications **based on formulation work with small oligonucleotides**

Strong IP & Regulatory Designations

Experienced Leadership Team

EXECUTIVE TEAM



Jerome D. Jabbour, J.D.
Chief Executive Officer

Reliant



Thomas Hoover, MBA
Chief Business Officer

Millendo Therapeutics, sunovion, gsk



Theresa Matkovits, Ph.D.
Chief Development Officer

nps, Novartis, The Medicines Company



James Ferguson, M.D.
Chief Medical Officer

Amgen, The Medicines Company, AstraZeneca



Keith Kucinski, CPA, MBA
Chief Financial Officer

PAR, barr



Hui Liu, Ph.D., MBA
Chief Technology Officer

Allergan, Alcon, Seqirus

BOARD OF DIRECTORS

Eric Ende, M.D., MBA
Chairman of the Board
genzyme, Merrill

Herbert Conrad
Director
Pharmasset, Celldex, Roche, Reliant

James Scibetta
Director
ImmuneID, Maverick, Pacira

Kathryn Corzo
Director
bit.bio, Takeda, Sanofi

Natasha Giordano
Director
PLx Pharma Inc., Xanodyne

Matthew Wikler, M.D., MBA
Director
The Medicines Company, FDA

Jerome D. Jabbour, J.D.
CEO
Reliant

MATINAS BIOPHARMA

Matinas Investment Thesis

Financial Summary

Runway into Q3 2024

$18.2M[1] in Cash, Cash Equivalents and Marketable Securities

[1] as of 09/30/23

Non-Dilutive Financing Options

Near-Term Milestones – Setup for Strong Start to 2024

Q1	– FDA Meeting to Finalize P3 Protocol Following Written Preliminary Feedback Moving Company Closer to Alignment with FDA
Q1	– LNC-docetaxel Maximum Tolerated Dose Longer Term Safety Study vs. IV-docetaxel
Q1	– Additional *in vivo* Oral Delivery of Small Oligonucleotide Targeting Inflammation
Q1	– Potential MAT2203 Domestic/Regional/Global Partnership
Q1	– Screening of Tumor Cell Lines for LNC Uptake Including Breast, Brain, Liver & Lung
Q1	– Evaluation of LNC-docetaxel in Additional Tumor Models
Q2	– Potential New Platform Collaboration
2024	– Potential BARDA Funding for MAT2203

Solid Value "Foundation"

MAT2203

- Clinically Validated
- Phase 3-ready asset
- Highest unmet need

Substantial UPSIDE

LNCs Facilitating ORAL Delivery of Small Oligonucleotides

And

Establishing Internal and External Pipelines

MATINAS BIOPHARMA